                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 1995

Commission file number 1-9627

ZENITH NATIONAL INSURANCE CORP.
       [Exact name of registrant as specified in its charter]

DELAWARE                                                 95-2702776
       [State or other jurisdiction of                [I.R.S. Employer
       incorporation or organization]                 identification No.]

21255 Califa Street, Woodland Hills, California                91367-5021
       [Address of principal executive offices]               [Zip Code]

Registrant's telephone number, including area code: [818]  713-1000



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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

As previously reported, on October 6, 1995, Zenith National Insurance Corp. ("Zenith") and Anchor National Life Insurance Company ("Anchor"), a wholly-owned subsidiary of SunAmerica, Inc., entered into a Stock Acquisition Agreement dated September 19, 1995 (the "Agreement") pursuant to which Zenith agreed to sell to Anchor, or a designated affiliate of Anchor, all of the issued and outstanding capital stock of CalFarm Life Insurance Company ("CalFarm Life") for $120 million in cash. Anchor designated SunAmerica Life Insurance Company as the affiliate to purchase CalFarm Life. The closing (the "Closing") of this transaction occurred on December 28, 1995.

Prior to the Closing, certain assets of CalFarm Life were transferred to CalFarm Insurance Company ("CalFarm Insurance"), a wholly owned subsidiary of Zenith. These assets included CalFarm Life's group health insurance business, its subsidiary, CalFarm Properties, Inc., its shares of common and preferred stock of Delta Life Corporation and certain real estate and personal property. In addition, prior to the Closing CalFarm Life paid a cash dividend to Zenith of $500,000. For a fee, CalFarm Insurance has agreed to continue to provide administrative services to CalFarm Life for a period of time not to exceed 6 months.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS

(b) Pro forma financial information

The following unaudited pro forma condensed consolidated balance sheet of Zenith at September 30, 1995 reflects the sale of CalFarm Life, excluding the health operations and other assets which Zenith is retaining, as if the sale occurred on that date. The pro forma condensed consolidated statements of operations for the year ended December 31, 1994 and nine months ended September 30, 1995 present Zenith's continuing operations assuming the sale had occurred on January 1, 1994.

The pro forma information is based upon the historical statements of Zenith and reflect all material adjustments necessary to reflect the foregoing assumptions.

The pro forma financial information is not necessarily indicative of the results which actually would have occurred for the periods presented if the sale had occurred on the dates indicated, nor is it indicative of results which may be obtained in the future. The pro forma financial information should be read in conjunction with the Financial Statements included in Item 8 of Zenith's 1994 Form 10-K.

(c) Exhibits

    2.1 Amendment No. 1 to Stock Acquisition Agreement, dated as of December 27, 1995, by and among Anchor National Life Insurance Company, SunAmerica Life Insurance Company and Zenith National Insurance Corp.

                                     Page 2

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Condensed Consolidated Pro Forma Balance Sheet (Unaudited)
Zenith National Insurance Corp.
September 30, 1995


                                                                                         Pro Forma
(Amounts in thousands)                                              Historical (a)      Adjustments             Pro Forma
                                                                    --------------     ------------           ------------
Assets
Investments
  Fixed maturities                                                 $      596,504                            $    596,504
  Other investments                                                       141,422                                 141,422
                                                                    --------------     ------------           ------------
     Total investments                                                    737,926                                 737,926
Cash                                                                        8,070     $    113,433  (b)           121,503
Premiums receivable                                                        83,318                                  83,318
Receivable from reinsurers and prepaid reinsurance premiums                58,723                                  58,723
Properties and equipment, less accumulated depreciation                    48,721                                  48,721
Federal income taxes                                                       15,860            5,600  (b)            21,460
Other assets                                                               70,651                                  70,651
Net assets of discontinued operations held for sale                       119,033         (119,033) (b)
                                                                    --------------     ------------           ------------
     Total Assets                                                  $    1,142,302                            $  1,142,302
                                                                    --------------     ------------           ------------
                                                                    --------------     ------------           ------------
Liabilities
Policy liabilities and accruals
  Unpaid losses and loss expenses                                  $      505,378                            $    505,378
  Unearned premiums                                                       139,391                                 139,391
Senior notes payable, less unamortized issue costs                         74,202                                  74,202
Other liabilities                                                          96,800                                  96,800
                                                                    --------------                            ------------
     Total Liabilities                                                    815,771                                 815,771
                                                                    --------------                            ------------
Stockholders' Equity
Preferred stock, none issued and outstanding
Common stock                                                               24,180                                  24,180
Additional paid-in capital                                                253,969                                 253,969
Retained earnings                                                         158,794                                 158,794
Net unrealized appreciation on investments, net of deferred taxes           1,663                                   1,663
                                                                    --------------                            ------------
                                                                          438,606                                 438,606
Less treasury stock                                                      (112,075)                               (112,075)
                                                                    --------------                            ------------
     Total Stockholders' Equity                                           326,531                                 326,531
                                                                    --------------                            ------------
     Total Liabilities and Stockholders' Equity                    $    1,142,302                            $  1,142,302
                                                                    --------------                            ------------
                                                                    --------------                            ------------

____________________
(a) Historical information is as previously published in Zenith's Report on Form 10-Q for the period ended September 30, 1995 and reflects the estimated impact of the pending sale of CalFarm Life through discontinued operations.

(b) To record the receipt of net proceeds on the sale of CalFarm Life.


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Condensed Consolidated Pro Forma Statement of Operations (Unaudited)
Zenith National Insurance Corp.
For the Nine Months Ended September 30, 1995


                                                                                         Pro Forma
(Amounts in thousands, except per share data)                       Historical (c)     Adjustments (d)         Pro Forma
                                                                    --------------     ----------------       ------------
Consolidated Revenues
Property and casualty premium income                               $      321,899                            $    321,899
Net investment income                                                      34,750                                  34,750
Real estate sales                                                          28,952                                  28,952
Other income                                                                2,727                                   2,727
                                                                    --------------     ------------           ------------
     Total Revenues                                                       388,328                                 388,328
Expenses
Property and casualty losses and loss expenses incurred                   233,936                                 233,936
Policy acquisition costs                                                   57,559                                  57,559
Other underwriting and operating expenses                                  34,064                                  34,064
Real estate construction costs                                             27,170                                  27,170
Other expenses                                                              9,150                                   9,150
                                                                    --------------     ------------           ------------
     Total Expenses                                                       361,879                                 361,879
                                                                    --------------     ------------           ------------
Income from continuing operations before federal income tax                26,449                                  26,449
Federal income tax                                                          8,580                                   8,580
                                                                    --------------     ------------           ------------
Income from continuing operations                                  $       17,869                            $     17,869
                                                                    --------------     ------------           ------------
                                                                    --------------     ------------           ------------


Earnings per share from continuing operations                      $         0.97                            $       0.97
                                                                    --------------                            ------------
                                                                    --------------                            ------------

Weighted average number of shares of common stock                          18,535                                  18,535

____________________
(c) Historical information is as previously published in Zenith's Report on Form 10-Q for the period ended September 30, 1995 and reflects the estimated impact of the pending sale of CalFarm Life through removing discontinued operations.

(d) No pro forma adjustments are required since the pending sale of CalFarm Life was previously reflected as a discontinued operation on Zenith's Report on Form 10-Q for the period ended September 30, 1995. No interest has been imputed on net proceeds of the sale which, under this assumption, would have been received January 1, 1994.


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


Condensed Consolidated Pro Forma Statement of Operations (Unaudited) Zenith National Insurance Corp.
For the Year Ended December 31, 1994

                                                                               Pro Forma
(Amounts in thousands, except per share data)               Historical       Adjustments(e)        Pro Forma
                                                           ------------      --------------      ------------
Consolidated Revenues
Property and casualty premium income                       $   401,925        $    36,904        $   438,829
Health and life premium income and other policy charges         61,270            (61,270)
Net investment income                                           98,042            (57,974)            40,068
Realized gains on investments                                    2,446             (1,018)             1,428
Real estate sales                                               30,220                                30,220
Other income                                                     1,210                700              1,910
                                                           ------------       ------------       ------------
     Total Revenues                                            595,113            (82,658)           512,455

Expenses
Property and casualty losses and loss expenses incurred        263,457             29,516            292,973
Health and life benefits and other policy credits               80,104            (80,104)
Policy acquisition costs                                        83,653             (9,554)            74,099
Other underwriting and operating expenses                       57,548             (8,651)            48,897
Real estate construction costs                                  28,031                                28,031
Other expenses                                                  24,749             (1,400)            23,349
                                                           ------------       ------------       ------------
     Total Expenses                                            537,542            (70,193)           467,349
                                                           ------------       ------------       ------------
Income before federal income tax                                57,571            (12,465)            45,106
Federal income tax                                              19,671             (4,363)            15,308
                                                           ------------       ------------       ------------
Net Income                                                 $    37,900        $    (8,102)       $    29,798
                                                           ------------       ------------       ------------
                                                           ------------       ------------       ------------


Earnings per share                                         $      1.99                           $      1.56
                                                           ------------                          ------------
                                                           ------------                          ------------

Weighted average number of shares of common stock               19,090                                19,090

-----------------
(e)To reflect the elimination of the results of operations for 1994 for the Life and Annuity operations of CalFarm Life and to reclassify the health insurance operations of CalFarm Life to the Zenith property and casualty insurance operation as if the sale had occurred on January 1, 1994. No interest has been imputed on net proceeds of the sale which, under this assumption, would have been received January 1, 1994.


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                  ZENITH NATIONAL INSURANCE CORP. AND SUBSIDIARIES




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                   ZENITH NATIONAL INSURANCE CORP.
                                                        Registrant




Date: January 9, 1996              Stanley R. Zax
                                   --------------------------------------------
                                   Stanley R. Zax, Chairman of the Board
                                   & President (Principal Executive Officer)


                                   Fredricka Taubitz
                                   --------------------------------------------
Date: January 9, 1996              Fredricka Taubitz, Executive Vice President
                                   & Chief Financial Officer (Principal
                                   Accounting Officer)




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